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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2007 (February 1, 2007)


                         ARTESIAN RESOURCES CORPORATION
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             (Exact name of registrant as specified in its charter)


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
             Delaware                     000-18516                       51-0002090
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(State or other jurisdiction of         (Commission           (IRS Employer Identification No.)
        incorporation)                  File Number)
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         664 Churchmans Road, Newark, Delaware                       19702
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        (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:      302-453-6900
                                                   ------------------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 -- OTHER EVENTS

ITEM 8.01 OTHER EVENTS.


On February 1, 2007, Artesian Resources Corporation (Artesian Resources) entered an agreement on the terms of purchase of the Carpenters Point Water Company (Carpenters Point). Carpenters Point currently serves a 130 home community in Cecil County, Maryland near the Interstate 95 growth corridor between Philadelphia and Baltimore. The acquisition provides sufficient groundwater supply and elevated water storage to serve additional customers in the undeveloped portions of the Carpenters Point franchise and surrounding area. The purchase is subject to a number of conditions, including the completion of Artesian Resources' due diligence, execution of definitive agreements and approvals by appropriate state regulatory agencies, including the Maryland Public Service Commission and the Maryland Department of the Environment. If the conditions are satisfied, Artesian Resources expects the acquisition will be completed in 2007.

Cecil County has designated the Interstate 95 corridor as a preferred growth area for business and residential expansion. Recently, the federal Base Re-Alignment and Closure Commission announced the relocation of approximately 14,000 jobs to nearby Aberdeen, Maryland by 2011. The Wilmington Metropolitan Area Planning Commission projects Cecil County will grow at a rate of 86 percent between 2000 and 2030 and the Maryland Department of Planning projects that Cecil County will experience the highest rate of household growth through 2025 of any jurisdiction in the state.

Artesian Water Company, Inc. (Artesian Water), a subsidiary of Artesian Resources, has also entered into agreements with the towns of Elkton and Chesapeake City, Maryland to sell water to them at the Delaware state line. Construction of the transmission main to Elkton is expected to begin in the early summer and we anticipate supplying water in 2007 from our Delaware subsidiary Artesian Water. Additional approvals are necessary to construct the transmission line to Chesapeake City. We believe that these interconnections and the acquisition of Carpenters Point position Artesian to serve the rapidly growing needs of Cecil County, Maryland.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Statements in this report which express Artesian Resources' "belief" or "expectation" are not historical facts and are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the timing of completion of the acquisition, the significance of the acquisition to us, the timing of construction of the transmission main and commencement of supplying water to Elkton, and the expected growth of residential population in Cecil County. Forward-looking statements are based on Artesian Resources' current expectation or forecasts of future events. These statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including whether or not the closing conditions will be satisfied, whether the parties can agree to definitive documents and receive regulatory approvals, and certain other risks under the heading "Risk Factors" commencing on page 8 of Artesian Resources' Annual Report on Form 10-K for the fiscal year ended December 31, 2005. Given these risks and uncertainties, any or all of the forward-looking statements may prove to be incorrect. Artesian Resources undertakes no obligation to update publicly any forward-looking statements.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ARTESIAN RESOURCES CORPORATION

Date:  February 9, 2007                      By:    /s/ DAVID B. SPACHT
                                                 ------------------------
                                                 David B. Spacht
                                                 Vice President, Chief Financial
                                                 Officer and Treasurer